© 2011 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
Broadridge Financial Solutions, Inc.
March  2011
Investor Presentation
Exhibit 99.1

Forward-Looking Statements
This presentation and other written or oral statements made from time to time by representatives of
Broadridge may contain “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995.  Statements that are not historical in nature, such as our fiscal year 2011 financial guidance, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,”
“estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements.
These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed.  These risks and uncertainties include those risk factors discussed in Part I, “Item 1A.  Risk Factors” of our Annual Report on
Form 10-K for the fiscal year ended June 30, 2010 (the “2010 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission.  Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2010 Annual Report.  These risks include:
the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; the pricing of Broadridge’s products and services; changes in laws and regulations affecting the investor communication services provided by Broadridge; declines in participation and activity in the securities markets; overall market and economic conditions and their impact on the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; any significant slowdown or failure of
Broadridge’s systems or error in the performance of Broadridge’s services; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel;
the impact of new acquisitions and divestitures; and competitive conditions.  Broadridge disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may include certain Non-GAAP (generally accepted accounting principles) financial measures in describing Broadridge’s performance. Management believes that such Non-GAAP measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results.  These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to and not a substitute for the measures of financial performance prepared in accordance with
GAAP. The reconciliations of such measures to the comparable GAAP figures are included in this presentation.

Use of Material Contained Herein
      The information contained in this presentation is being provided for your convenience and information only.  This information is accurate as of the date of its initial presentation.  If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility.  Broadridge assumes no duty to update or revise the information contained in this presentation.  You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as Broadridge Financial Solutions, Inc., which owns the copyright.
Financial information presented for periods prior to the March 30, 2007 spin-off of Broadridge from Automatic Data Processing, Inc. (“ADP”) represents the operations of the brokerage services business which were operated as part of ADP.  Broadridge’s financial results for periods before the spin-off from ADP may not be indicative of our future performance and do not necessarily reflect what our results would have been had Broadridge operated as a separate, stand-alone entity during the periods presented, including changes in our operations and capitalization as a result of the spin-off from ADP.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial
Solutions, Inc.

4 Agenda Broadridge Overview and Summary Business Overview Business Expansion Strategy Overview Financial Overview Conclusion

Broadridge Investment Thesis
Generate
very strong and
highly predictable
free cash flows
Strong core Investor
Communications business
which generates over 70% of
annual revenues and earnings
Market leader with high
client retention rates
driven by product innovation
Approximately 80%
in recurring annual revenues
Dependable mid-single-digit
revenue growth business
Highly experienced
management team
Scalable business model
with core business
generating margin expansion
Aim to invest in existing businesses and acquisitions to generate mid to high-single-digit revenue growth and return excess cash to shareholders

High: $189
Low: $131
$247
Forecast (2)
$262
$268
Broadridge Free Cash Flow & Capital Allocation
Dividends
Stock
Repurchases
Acquisitions
Strong predictable free cash flow allows for flexible capital allocation options
$325
•Doubled annual dividend
amount from $0.28 to $0.56
per share for FY10, and
further increased annual
dividend amount 7% to
$0.60 per share for FY11
•Repurchased 20.4 million
shares pursuant to stock
repurchase plans since
spin-off with an additional
11.6 million authorization as
of December 31, 2010
•Strategic acquisitions to
leverage the Broadridge
brand and distribution
channels
FY07 FY08 FY09 FY10 FY11
Free Cash Flow
($ in millions)
(Non-GAAP)
(1)

(1)
Free cash flow is a Non-GAAP financial measure and is defined as net cash flow provided by continuing operating activities, less capital expenditures and intangibles. A reconciliation to the nearest GAAP numbers are provided in the Appendix.
(2)
Forecast includes an increase in investment implementation cost of ~$45M (Penson and IBM) and a reversal of FY10 $30M additional contribution to working capital in
FY11.  Also impacted positively in FY10 and negatively in FY11by Event-Driven revenues.

Broadridge Mission
Partner with
Financial Institutions
to:
Reduce
Risk & Cost
Increase
Performance
• Enable the financial services
industry to achieve higher levels
of performance by allowing firms
to focus on their core business
•
• Deliver cost savings to financial
institutions through outsourcing
their non-differentiating back-
office processes
• Develop long lasting relationships
with world class companies built
on mutual success
Our Mission is To Reduce Clients’ Risk While Lowering Their Total Cost of Ownership

Help clients manage their
regulatory compliance risk by
improving clients’ processing,
communication accuracy and
data security

Individual (Retail) and Institutional
Clients
Broker-Dealers, Banks, Mutual Funds, Corporate Issuers
Integrated Solutions Spanning the Investment Lifecycle
Investment
Decision
(Pre-Trade)
Trade Processing
&
Books and Records
Asset
Servicing
(Post-Trade)
New Accounts Welcome Kits Proxy Fulfillment Archival Confirms
Across the
investment
lifecycle...
...By partnering
with the world’s
leading financial
institutions...
...And delivering
broad and
innovative
global solutions
Investor Communications
Proxy management, corporate governance, and stockholder communications
Securities Processing
Global trade processing for equities, options,
mutual funds, and fixed income securities
and operations outsourcing solutions
Processing Reporting Statements
...Broadridge
touches
investors...

Business is resilient and largely independent of the stock market being at its highs or
lows……….predictable revenue stream drives predictable free cash flow
Shareholder Positions
Images and Pieces
Processed
Revenue Drivers
A  Market Leader
with
High Retention Rates
Recurring Revenue
Complex Proprietary
Processing Platforms
High Client Satisfaction
and Highly Engaged
Associates
Indispensable Provider for
Mission Critical Processing
Processing Fees
(Trades Per Day)
# of Accounts
Recurring
Revenue
(~80%)
Event
Driven
Revenue
(~20%)
Resilient and Predictable Business Model

Investor Communication
Solutions
Securities Processing
Solutions

Dow Jones Industrial Average
Broadridge Total Revenues ($ millions)

Stock Market
Rebounds
Decimalization
of Trades
Internet Bubble
Impact
Financial
Crisis
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
$2,200
8,000
9,000
10,000
11,000
12,000
13,000
14,000
FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10
Broadridge Total Revenues Dow Jones Industrial Average
Business is Resilient in Changing Markets
Our revenue growth has been resilient through various economic and market cycles

Note: Fiscal year is based on June 30
th
year end

This is Broadridge
We are a market leader in processing and
distributing shareholder communications,
and provider of choice for mission-critical
securities processing solutions
Over 40 years of experience and a solid
customer base with long standing
relationships
Our core business is resilient and largely
independent of the stock market being at its
highs or lows
Strong and predictable Free Cash Flow
averaging >$275M over last 4 fiscal years
FY10 Segment Revenues FY10 Segment Margins
Investor
Communications
$1,670M (76%)
Securities
Processing
$536M
(24%)
Investor
Communications
EBIT $273M
Margin 16.3%
Securities
Processing
EBIT $99M
Margin 18.5%
Outsourcing
Innovative industry service provider of
outsourcing of critical back-office labor
functions that are integrated with our
processing technology platform:
Operations Outsourcing offering -
growth opportunity to expand existing
relationships and add new clients
• Outsourcing
(~5%)
Investor Communications
(1)
Securities Processing
Leading global back-office service provider for
both equity and fixed income processing:
Hosted applications
for self-clearing firms
using Broadridge’s service bureau for:
• Equity
(~80%)
• Fixed Income
(~15%)
World’s largest processor and provider of investor
communications with over one billion
communications processed annually:
Primary business unit
is a clear market leader with
over 70% of Broadridge revenues and pre-tax earnings
Proxy
communications and vote processing and
interim communications
(~65%)
Transaction reporting
and
fulfillment
services
(~30%)
Other
(~5%)
Securities Processing
(1)
Only service provider offering service bureau and operations outsourcing on a single multi-entity and multi-currency platform
(1 Percentages represent revenue contribution within each reporting segment

Revenue Growth Drivers
Historical CAGR Actual Forecast
(FY05-FY10)
FY10
FY11
6%
Total Revenue Growth
7%
(2)-(1)%
4% Closed Sales
(Recurring)
4% 3%
(2)% Client Losses (2)% (1)%
2% Net New Business 2% 2%
3% Internal Growth
(a)
(2)% 0%
0% Acq/FX/Other 2% 5-6%
5% Total Recurring 2% 7-8%
1%
Event-Driven
(b)
& Distribution
5% (9)%
Transaction Reporting and Time & Materials
(a) Internal Growth includes SPS Equity & Fixed Income Trades, ICS Equity & Mutual Fund Stock Record Growth,
(b) Event-Driven includes ICS Proxy Contest/Specials, Mutual Fund Proxy and Marketing Communications Fulfillment

Business Expansion Focus
Closed
Sales
Long-Term
Growth
Challenges
Broadridge is well-positioned and on the high ground as a result of our recurring revenue base, great value propositions, new initiatives, free cash flow and solid balance sheet
•Strong and growing pipeline with large
opportunities in all segments
•Winning a meaningful percentage of
each year’s market-driven sales activity
•Growth in recurring closed sales >25%
in FY10, representing the second
consecutive year of record sales
•Leverage our core capabilities and unique
communications network
•Investments in the business have started to
introduce new and exciting opportunities
•Meaningful growth opportunities in the
mutual fund area via data hub strategy
•SPS business, despite retaining its market
leadership position, faces challenges of
price compression and how to monetize its
unique opportunities for growth
•Overcoming conversion decision hurdles
for large clients and industry consolidation
$77
$92
$63
$82
$95
$119
$24
$33
$49
$63
$43
$56
FY05 FY06 FY07 FY08 FY09 FY10 FY11
Forecast
High: $190
Closed Sales
(Fee Only, $ in millions)
Recurring (RC)      Event-Driven (ED)
$175
$125
$112
* CAGR from FY05-10
$101
CAGR* = 12%
RC = 9%
ED = 18%
$145
$139
Low: $140

Recurring Fee Revenues and Closed Sales FY05-FY11
ICS recurring fee revenue is a very high quality revenue, 7% CAGR FY05-10
SPS recurring revenue has been more resilient than the markets it serves, 2% CAGR FY05-10
The acquisitions will enhance the performance of both ICS and SPS recurring fee revenues
Recurring Closed Sales grew at a 9% CAGR FY05-10
These recurring revenues, especially in ICS, are due to the high retention rates and new closed sales
$-
$25
$50
$75
$100
$125
$150
FY05 FY06 FY07 FY08 FY09 FY10 FY11
Recurring Closed Sales
Recurring
Closed Sales
Forecast
+19%
(32)%
+30%
+16%
+25
%
Growth
Rate
$ in millions
$77
$92
$63
$82
$95
$119 $110-150
$-
$250
$500
$750
$1,000
$1,250
$1,500
FY05 FY06 FY07 FY08 FY09 FY10 FY11
Total Recurring Fee Revenues
Acquisitions
SPS
ICS
Forecast
+
9
%
+
7%
+
5
%
+ 5
%
+1
%
Growth
Rate
$ in millions
$873
$955
$1,018
$1,064
$1,117
$1,133
$1,284
to $1,301

Event-Driven Fee and Distribution Revenues FY05-FY11
Volatile, but consistently grows
Position growth CAGR of 7% for FY05-11
Good value-creation, despite volatility
High margin, growing segment
Position growth enables higher revenue growth
New mutual fund solicitation product should
enable market share gains
Distribution revenue should continue to be
flat or down and convert to higher margin
ICS fee revenue
Volatility in distribution revenue is tied to
volatility in event-driven fee revenue
$0
$50
$100
$150
$200
$250
$300
FY05 FY06 FY07 FY08 FY09 FY10 FY11
Total Event-Driven Fee Revenues
Contest/ Specials/
Other Comm.
Mutual Fund
Supplemental/
Pre-sale
Mutual Fund
Proxy
Forecast
$ in millions
$158
$292
$175
$237
$216
$186
$241
$487
$552
$579
$566
$556
$554
~ $540
$162
$178
$242
$242
$201
$227
~ $160
$0
$250
$500
$750
$1,000
FY05 FY06 FY07 FY08 FY09 FY10 FY11
Total Distribution Revenues
Event-driven
Recurring
Forecast
$649
$781
~$700
$808
$757
$730
$821
Distribution
Revenues
Related to:
$ in millions

[redacted]

PROXY & INTERIMS PROCESSING OVERVIEW
"THE PLUMBING"

Equity and Mutual Fund Shareholders
Street-side Processing
Registered Processing
BROADRIDGE
Proxy Processing System
Over 8 million lines of code and approximately 500,000 function points
Supported by 150+ dedicated programmers
Broker/Bank 1
Broker/Bank 2
Broker/Bank 3
Broker/Bank 4
Broker/Bank 5
Broker/Bank 6
Broker/Bank 7
Broker/Bank 8
Broker/Bank 9
≈ Brokers/Banks 800+(1)
Managing ≈ 350M active positions(2)
Majority of all shares are held in street-side
Issuer 1 / Fund 1
Issuer 2 / Fund 2
Issuer 3 / Fund 3
Issuer 4 / Fund 4
Issuer 5 / Fund 5
Issuer 6 / Fund 6
Issuer 7 / Fund 7
Issuer 8 / Fund 8
Issuer 9 / Fund 9
≈ Issuers 10,000+(3)
≈ Funds 700+(4)
Broadridge manages >1,600 Corporate Issuers
Broadridge processes on average 70% of U.S. shares outstanding
Data Hub and Platform
Shareholder Preferences Database
Over 40% of accounts require special processing
Shareholder Consent Database
Proxy Distribution
Electronic or Physical Delivery
> 50% of Hard Copy Mailings Eliminated via E-Delivery and Suppressions
85% of Shares Voted Electronically
Vote Processing
Electronic or Physical Vote Return
ANNUAL CORPORATE ISSUER AND MUTUAL FUND EVENTS
Approximately 12,000 Events Per Year
(Annual Corporate Issuer Shareholder Meetings and Mutual Fund Proxy Meetings)

[redacted]

Broadridge

ICS Unique Business Systems Processing Model
Proxy and Interim processing system is the “plumbing” supporting the voting process for corporate governance
(1)
Represents Broadridge’s estimated total number of brokerage firms and banks in the U.S. and international markets
(2)
Represents Broadridge’s estimated total number of positions managed by U.S. brokers and banks
(3)
Represents Broadridge’s estimated total number of corporate issuers in the U.S.
(4)
Represents total number of Fund Sponsors in the U.S. who manage over 16,000 funds including Mutual Funds, Closed-end Funds,
       ETFs and UITs, according to the Investment Company Institute’s 2009 Investment Company Year Book

ICS Product and Client Revenue Overview:
We have a strong and diverse product
offering…
ICS is highly resilient due to our deep customer relationships with our
Bank/Broker-Dealer clients
Primarily
Postage
…and we have deep and longstanding
client relationships
Increase in electronic
distribution reduces postage
revenue and increases profits
FY10 Product Revenues
FY10 Client Revenues
Distribution
$781M (47%)
Other
$53M (3%)
Fulfillment
$110M (7%)
Transaction
Reporting
$143M (9%)
Interims
$137M (8%)
Proxy
$447M (27%)
Bank/Broker-
Dealer
$1,474M (88%)
Mutual Fund
$138M (8%)
Corporate
Issuer
$58M (4%)

Market Share [1]

Low-to-High Penetration

PRODUCTS	FY10 $M[2]	Market Share
Proxy	$ 447	
Interims	137	
Transaction Reporting	143	
Fulfillment: Post-Sale	74	
Fulfillment: Pre-Sale	36	
Data Management/Other	53	
TOTAL	$ 889	

CLIENTS	FY10 $M[2]	Market Share
Bank/Broker-Dealer	$ 759	
Mutual Fund	91	
Corporate Issuer	39	
TOTAL	$ 889	

(2) Include fees only

Broadridge

ICS Market Share Overview by Products and Markets
Product depth and relationships with Bank/Broker-Dealers provide high client retention with large potential upside
We have deep penetration in our core business and clients, yet large potential to grow market share

Matrix Acquisition
Matrix processing system is a leading platform solution supporting
Mutual Fund and ETF trading and administration
National Securities Clearing Corp. (NSCC)
Clearance & Settlement Platform
Matrix Provides Mutual Fund
Processing, Trust, and Custody Services
to Third Party Administrators (TPA)
TPA Client #1
TPA  Client #2
TPA  Client #3
>130 TPA Clients with $30B
In Assets Under Admin. (AUA)
Matrix Provides Mutual Fund
Processing Services to
Bank/Trust  (B/T) Clients
B/T Client #1
B/T  Client #2
B/T Client #3
>200 B/T Clients with ~$100B
In Assets Under Admin. (AUA)
Matrix Has Long-Term
Contractual Relationships
with Mutual Fund  (MF) Families
and
Provides Connectivity
to >800 ETFs
(Exchange Traded Funds)
MF Client #1
MF Client #2
MF Client #3
>500 Mutual Fund Families
Covering ~25,000 Funds
Matrix Data Hub &
Processing Engine
•Automated Trade & Settlement Processing
•T+1 mutual fund settlement processing
•T+0 money market portal
•Designed for single net settlement execution
•Significantly reduces costs & human error
Matrix Processing Model

Matrix Value Proposition
Provides Broadridge with an entry into the attractive post-trade mutual fund processing market
Post-trade processing is a large and growing market ($600M in 2010 and expected to grow to $1B in 2015)
Matrix is competitively well positioned with attractive stand-alone economics
Broadridge’s brand halo and sales force positions it exceptionally well to provide immediate uplift to Matrix’s entire product suite
Win additional sales in third party administrators (TPAs) and bank trust markets
Bring 401(k) product to current and prospective brokerage clients
Enables Broadridge to leverage Matrix’s clients and relationships to accelerate the mutual fund team’s strategy focused on data- and distribution-channels
Mutual fund distributors (146 TPAs and 200 bank trusts) comprise Matrix’s core client base
Matrix has 500 mutual fund families, representing 25,000 funds; it also has connectivity to
800 ETFs
By positioning Broadridge as a distributor of mutual funds, Matrix enhances Broadridge’s ability to sell Access Data solutions, statements, fulfillment, proxy solicitation, etc.
Affords Broadridge immediate cross-sell opportunities to Matrix’s TPA and trust client base for client communications, data storage and archiving

M
A
R
K
E
T
S
H
A
R
E
Equity
(~80%)
Transactions, $238M
Non-transactions, $195M
Fixed Income
(~15%)
Transactions, $50M
Non-transactions, $28M
Outsourcing
(~5%)
$25M
FY10 Product Revenues
Securities Processing North America Market Share Overview(1)
Equity Processing Client Volume
Broadridge
~30%
Competitors
~20%
In-house
~50%
(1) All market share information is based on management’s 2010 estimates and is part of much larger market. No attempt has been made to size such market
Broadridge
~2%
Untapped
Market
~98%
(>$1 Billion)
In-house
~43%
Competitors
~2%
Broadridge
~55%
Fixed Income (US$ only) Client Volume
High client retention rates
(~98%) with growth opportunity
During recent market turmoil,
BR continued to close sales
with major clients
Fixed Income platform is the
industry standard
BR processes for 11 of the 18
primary dealers of fixed income
securities
In FY10, BR processed on
average approximately $3.5
trillion in trades daily
BR is the only provider of
Operations Outsourcing for
self-clearing firms
>$1 Billion market potential is
based on clearing firms in North
America
Expected to exit FY11 with run-
rate of ~$90M annualized
revenue
Operations Outsourcing

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Broadridge

Securities Processing Solutions Top 15 Clients for FY10
The top 15 SPS clients generate
approximately 70% of the SPS
segment’s revenues
13 of 15 top clients have multi-
years remaining under their
existing agreements; contract
extensions for additional clients
are in progress
Closed contract with Barclays to
handle new trade volume as
result of Lehman
Closed contract with JP Morgan
for Bear Stearns fixed income
processing
Bank of America/Merrill Lynch
transaction resulted in loss of
equity processing business and
win of fixed income processing
business
SPS client relationships are stable in volatile market
Alliance Bernstein
Bank of America/Merrill Lynch*
Barclays Capital Services
BMO Nesbitt Burns
BNP Paribas
CIBC World Markets
Deutsche Bank
E*Trade Group
Edward Jones
J.P. Morgan Chase
Jefferies & Company
Royal Bank of Canada
Scotia Capital
State Street
UBS Securities
Note: The above schedule is an alphabetical listing of the top 15 SPS clients as of June 30, 2010 based on FY10 revenues
* Bank of America/Merrill Lynch includes loss of equity processing business as previously disclosed
Equity Processing Fixed
Income
Processing
Retail Institutional
Top
Clients
Outsourcing
Broadridge has fared well
during the recent industry
consolidations and financial
crisis

Business Expansion Strategy
Focused on core processing and communication businesses and making investments in business that leverage these strong industry positions
Offer New
Solutions
Leverage
Industry
Position
Margin
Improvement
Foundation
Five Pillars
• Improve world class
service scores for
every product every
year
• Zero losses to
competition
• Be “indispensable”
• Increase total
sales year-over-
year
• Increase existing
client penetration
• Value
propositions with
“teeth”
• Improve margins in all
products every year
Data center
Leverage
technology
Smart/Off-shoring
Strict financial
controls
Challenge the status
quo
• Create (build or buy)
unique solutions enabled
by our heritage
Global outsourcing
Electronic delivery
solutions
Global proxy
Mutual Funds
Global Processing
Expansion
CULTURE
Trusting / Engaging / Accountable / Client-Centric / Committed / Caring / Passionate/ Ethical
“A Great Place to Work”
Vision
Be Indispensable!
We enable the financial services industry
to achieve superior levels of performance through our passion to deliver extraordinary value to our clients, shareholders, and associates
Accelerate
Sales
• More than 2 dozen new
products introduced since
spin-off
Virtual Shareholder
meeting
The Investor Network/
Shareholder Forum
Know-On-Pay
12b-1/ 22c-2 reporting
Compliance
Client On-boarding
Data aggregation/
analytics
Client
Retention
Successful execution of strategy is expected to accelerate average revenue growth forecast from mid-single digits to high single-digits

Financial Performance is Driven by Recurring Revenues
$352
$352
$364
$347
$310
FY10 FY09 FY08 FY07 FY06
Earnings Before Interest & Taxes
($ in millions)
%
Margins
16.6%
$1,688
$1,655 $1,652
$1,584
$1,504
$521
$418
$479
$483
$365
FY10 FY09 FY08 FY07 FY06
Net Revenues
($ in millions)
Recurring Event-Driven
%
Revenue
81%
15.9%
17.0%
17.1% 16.8%
76% 80%
78%
77%
$2,209
$1,869
(1)
(1) Earnings before provision for interest and income taxes is a Non-GAAP financial measure.  In fiscal 2010, it excludes approximately $10 million in interest expense and impact of
F/X.  In fiscal 2009, it excludes approximately $14 million in interest expense and impact of F/X and one-time gain of approximately $8 million on purchase of senior notes. In fiscal 2008, it excludes approximately $30 million in interest expense and impact of F/X and one-time transition expenses of approximately $14 million. In fiscal 2007, it excludes approximately $12 million in interest expense and impact of F/X and one-time transition expenses of approximately $14 million. In fiscal 2006, it excludes approximately $1 million in interest expense and impact of F/X.  We believe that this measure is useful to investors because it excludes the impact of certain transactions or events that we expect to occur infrequently in order to provide meaningful comparisons between current results and previously reported results.  Management, therefore, believes such Non-GAAP measure provides a useful means for evaluating Broadridge's comparative operating performance

Broadridge FY11 Guidance from Continuing Operations
Guidance does not  take into consideration the effect of any future acquisitions beyond the Matrix acquisition which closed in January 2011, additional debt and/or share repurchases in excess of the repurchases needed to achieve our 128 million weighted-average outstanding shares guidance.
($ in millions)
FY10 FY11 Range FY10 FY11 Range
Actual Low High Actual Low High
$1,670 $1,567 $1,578 ICS $273 $216 $226
9% -6% -6% Growth %  /  Margin %  16.3% 13.8% 14.3%
$536 $589 $599 SPS $99 $80 $88
-4% 10% 12%
Growth %  /  Margin %
18.5% 13.5% 14.6%
$2,205 $2,156 $2,177 Total Segments $372 $296 $314
6% -2% -1% Growth %  /  Margin %  16.9% 13.7% 14.4%
$2 $1 $1 Other ($25) ($28) ($30)
$1 $8 $14 FX
*
$5 $6 $9
$2,209 $2,164 $2,191 Total Broadridge ( EBIT: Non-GAAP $352 $274 $293
7% -2% -1%
Growth %  /  Margin %
15.9% 12.7% 13.4%
Interest & Other ($10) ($10) ($10)
Total EBT (GAAP) $342 $264 $283
FY11 Range
Margin % 15.5% 12.2% 12.9%
Segments Low High
ICS $65 $90
Income Taxes ($117) ($98) ($103)
SPS $75 $100 Tax Rate (a) 34.2% 37.0% 36.5%
Total $140 $190
Total Net Earnings $225 $166 $179
Margin % 10.2% 7.7% 8.2%
Diluted Shares 139 128 128
Diluted EPS (GAAP) $1.62 $1.30 $1.40
Diluted EPS Before 1-Times (Non-GAAP)(b)
$1.56 $1.30 $1.40
* Includes impact of FX P&L Margin and FX Transaction Activity
Closed Sales
Revenue Earnings
(a) FY10 Full Year Tax Rate of 34.2% is attributable to the release of a valuation allowance on a deferred tax asset relating to tax loss carryforwards of approximately $8M.
      Excluding the year-to-date benefit the FY10 Full Year tax rate would be 36.5%
(b) FY10 Full Year Diluted EPS Before 1-Times (Non-GAAP)  excludes the release of a valuation allowance on a deferred tax asset relating to tax loss carryforwards of approximately $8M (gain reflected in Income Taxes). $0.06 impact to EPS.
)

Focused on Capital Stewardship and Long-Term Shareholder Value
Cash Level on
Balance Sheet
• We expect to keep approximately $100M of cash on hand
Strong Predictable
FCF Allows for
Flexible Capital
Allocation
Options
• Investing for organic growth
• Tuck-in acquisitions to sustain organic growth expand product offering
• Continue to grow dividend payout
• Pursue stock repurchases to offset any dilution from equity compensation plan and opportunistic repurchases versus scheduled steady repurchases
Manage to a
Debt to EBITDA
Ratio 1:1 Debt
• Maintain investment grade rating with rating agencies as this is important to our large clients and prospects
Mid-single-digit
organic revenue
growth
• Capitalize on fundamentals driving long-term market growth
• Invest in and drive new sales of existing solutions
• Rollout new solutions to enable client efficiencies and facilitate client growth
• Capture the global securities processing opportunity
Improve Margins • Initiatives to sustain and drive continued efficiencies and enhance our scalability
Aim to invest through existing businesses and acquisitions to generate mid to high single-digit revenue growth and return excess cash to shareholders

Summary
Broadridge is a dependable mid-single-digit revenue grower
with a scalable business model providing opportunity for margin expansion
We expect to continue to invest in our existing businesses and execute strategic acquisitions to generate mid to high single-
digit average revenue growth
We expect to generate strong free cash flows and aim to return cash to shareholders through dividends, repurchasing shares to offset dilution and to opportunistically repurchase shares

28 Appendix Appendix

1    Half Results and 2 Half Guidance Addressing Key Initiatives
(see next page for Revenue/EPS reconciliation year/year)
1    half historically represents ~40% of total year revenues and ~30% of total year EBIT due to seasonality of Issuer Equity Proxy activity
1    half EPS down $0.38 primarily due to fall off in event-driven revenues ($0.28) and other previously announced “grow-overs” (Bank of America Merrill Lynch (“BAML”) client loss, Penson and one-time
FY10 foreign tax benefit)
2    half EPS expected to be up $0.06 to $0.16 (mid-point $0.11) year over year as positive momentum in recurring revenues, acquisitions and expense savings along with “bottoming out” of event-driven revenues, creates growth opportunities heading into FY12 and beyond
Recurring revenues up due to positive contributions from Net New Business and some improvement in internal growth (stock record positions/trade volumes).  Positioned for positive growth into FY12 given expected recurring sales and lower losses as BAML hits its anniversary date in Q4 FY11
Event-driven revenues down in 2 half at about the same as 1 half excluding 2 large Q2 jobs in FY10. Expect we are at the “bottom” here so future years should see uptick since not aware of secular changes
Acquisitions, including Matrix, adding $69M in revenues and slightly accretive this year and expected to drive growth in FY12 (carryover and organic growth)
Key initiatives are on track and as expected, dilutive in FY11, then positive contributions from Penson and MSSB offset by IBM/ITO integration in FY12 with pick up in FY13 of $0.27/share
Expense reductions in 2 half, partially offset by one-time charge, benefit FY12 and beyond by $0.11 to
$0.14/share
st
st
nd
nd
nd
st
st
nd

FY11 Financial Guidance
$ in millions, except EPS
Revenues EPS Revenues EPS Revenues EPS Revenues EPS Revenues EPS
FY10 968 $        0.56 $       1,241 $      1.06 $      2,209 $      1.62 $
Core Business
Recurring - - 27 0.11 27 0.11
Closed Sales (without MSSB) 16 0.07 30 0.11 46 0.18
Losses (13) (0.06) (11) (0.04) (24) (0.10)
Internal Growth (3) (0.01) 8 0.04 5 0.03
`
Event-Driven Fees (84) (0.25) (32) (0.09) (116) (0.34)
Distribution (64) (0.03) (19) (0.01) (83) (0.04)
Acquisitions 21 - 69 0.01 90 0.01
Key Initiatives
Penson 11 (0.04) 19 (0.04) 30 (0.08) 20 0.08 - -
MSSB 12 - 7 0.02 19 0.02 5 0.03 - 0.03
IBM - - - (0.01) - (0.01) - (0.12) - 0.24
Key Initiatives 23 (0.04) 26 (0.03) 49 (0.07) 25 (0.01) - 0.27
Other
One-time Charge - - - (0.05) - (0.05) - 0.11 - 0.03
Expense Savings / FX / Other - (0.02) 7 0.08 7 0.06
Share Repurchases - 0.02 - 0.09 - 0.11
Tax Rate - (0.06) - - - (0.06)
Total Change (104) (0.38) 78 0.11 (26) (0.27)
FY11
864 $        0.18 $       1,319 $      1.17 $      2,183 $      1.35 $
Note:
(A) Shows only directional view for key initiatives discussed. Does not include forward looking guidance for core business, acquistions, taxes or share repurchases.
1st Half FY11
Actual
Mid-Point Guidance Mid-Point Guidance Key Initiatives (A) Key Initiatives (A)
2nd Half FY11 FY11 FY12 FY13
(GAAP)
(GAAP)

Regulatory Update
(1) For our complete comments, see http://sec.gov/comments/s7-14-10/s71410.shtml or http://www.broadridge.com/comment_letters/
The Securities and Exchange Commission (“SEC”) issued its Concept Release on the U.S.
Proxy System on July 14, 2010
Broadridge submitted comments on the following topics (1):
Vote accuracy
•
Accuracy is critical to the U.S. proxy system
•
Vote accuracy, process integrity and transparency goals have been achieved through Broadridge’s leadership and technology investments
Process efficiency
•
The U.S. proxy system supports the needs of the most efficient and liquid markets in the world
•
Broadridge’s systems and technologies, which support the street clearance and settlement environment, create significant efficiencies for all constituencies involved in the proxy distribution process
Voting participation
•
Effective participation requires the provision of communications and voting in ways that reflect beneficial shareholder preferences and choices
•
Broadridge’s system, in which we have invested >$1 billion, accurately and consistently tracks and applies shareholder delivery preferences to all investments in investor accounts creating a consistent scalable process across all issuers
•
Broadridge has pioneered the client-directed voting solution being considered by the SEC in the Concept Release –
another tangible example of how Broadridge’s innovations raise investor participation
Broadridge has developed a social network solution that we believe would increase levels of participation, transparency and efficiency beyond what is viewed as attainable today
Broadridge has consistently identified ways to improve the proxy system’s accuracy and efficiency
First we invest and then we execute

Cash Flow – 2Q11 Results and FY11 Forecast
Unaudited
(In millions)
Six Months Ended
December 2010 Low High
Free Cash Flow
(Non-GAAP)
:
Net earnings from continuing operations (GAAP) 24 $                             166 $                  179 $
Depreciation and amortization (includes other LT assets) 32 65 75
Stock-based compensation expense 15 30 30
Other (1) (5) 5
Subtotal 70 256 289
Working capital changes (33) (30) (25)
Long-term assets and liabilities changes (10) (30) (20)
Net cash flow (used in) provided by continuing operating activities 27 196 244
Cash Flows From Investing Activities
IBM / ITO data center investment   - (20) (15)
Capital expenditures and software purchases (16) (45) (40)
Free cash flow (Non-GAAP) 11 $                             131 $                  189 $
Cash Flows From Other Investing and Financing Activities
Acquisitions (96) (297) (297)
Stock repurchases net of options proceeds (112) (176) (176)
Long-term debt proceeds - 200 200
Dividends paid (38) (76) (76)
Other (includes Disc Ops) 10 10 12
Net change in cash and cash equivalents (225) (208) (148)
Cash and cash equivalents, at the beginning of year 413 413 413
Cash and cash equivalents, at the end of period 188 $                           205 $                  265 $
FY11 Range
(a)
Free Cash Flow
$131-189M
(a) Guidance does not  take into consideration the effect of any future acquisitions beyond the Matrix acquisition which closed in January 2011, additional debt and/or share repurchases in excess of the repurchases needed to achieve our 128 million weighted-average outstanding shares guidance.

Closed Sales to Revenue Contribution
Closed Sales Stats:
Recurring
• Both ICS and SPS trending toward longer revenue recognition cycle
• Larger strategic deals could take 12-24 months to convert
Event-Driven
• Majority usually recognized during the year the deal closed
• Sales are less predictable depending on size of the client
Revenue contribution could be +/-5% each year depending on the complexity of the conversion
($ in millions) Forecast
Recurring FY09 FY10 FY11
ICS $55 $80 $35-50
~ Revenue Contribution Year 1-3 55% 35% 10% 50% 40% 10% 33% 33% 33%
SPS $40 $40 $75-100
~ Revenue Contribution Year 1-3 25% 50% 25% 10% 50% 40% 10% 30% 60%
Event-Driven $45 $55 $30-40
~ Revenue Contribution Year 1-3 70% 10% 20% 80% 10% 10% 80% 20% 0%
Total Closed Sales $140 $175 $140-190
~ Revenue Contribution Year 1-3 50% 30% 20% 50% 30% 20% 30% 30% 40%

Revenues and Closed Sales Charts FY05-FY11
($ in millions)
FY05-10 Forecast
Recurring Fee Revenues FY05 FY06 FY07 FY08 FY09 FY10 CAGR FY11
ICS 414 $              480 $              481 $               521 $              547 $               575 $         7% $608-615
Growth 16% 0% 8% 5% 5%
SPS 459 $              458 $              509 $               515 $              537 $               513 $         2% $512-522
Growth 0% 11% 1% 4% -4%
Segment Recurring Fee Revenues 873 $              937 $              990 $               1,036 $           1,084 $            1,088 $     5% $1,120-1,137
Growth 7% 6% 5% 5% 0%
Acquisitions 0 $                    18 $                  28 $                   28 $                  33 $                   45 $           NM* $164
Total Recurring Fee Revenues 873 $              955 $              1,018 $            1,064 $           1,117 $            1,133 $     5% $1,284-1,301
9% 7% 5% 5% 1%
Event-Driven 158 $              186 $              241 $               237 $              216 $               292 $         13% $175
Growth 18% 30% -2% -9% 35%
Distribution 649 $              730 $              821 $               808 $              757 $               781 $         4% $698-701
Growth 12% 12% -2% -6% 3%
Other/FX (25) $               (19) $               (12) $                22 $                  (17) $                4 $             NM* $8-14
Total BR Revenues 1,656 $           1,853 $           2,067 $            2,131 $           2,073 $            2,209 $     6% $2,164-2,191
Growth 12% 12% 3% -3% 7%
Recurring Closed Sales 77 $                  92 $                  63 $                   82 $                  95 $                   119 $         9% $110-150
Growth 19% -32% 30% 16% 25%
ED Closed Sales 24 $                  33 $                  49 $                   63 $                  44 $                   56 $           18% $30-40
Growth 38% 48% 29% -30% 27%
Total Closed Sales 101 $              125 $              112 $               145 $              139 $               175 $         12% $140-190
Growth 24% -10% 29% -4% 26%
*NM= Not Meaningful
($ in millions)
FY05-10 Forecast
Event-Driven Fee Revenues FY05 FY06 FY07 FY08 FY09 FY10 CAGR FY11
Mutual Fund Proxy 51 $          61 $          79 $          92 $          55 $          150 $        24% 35 $
Mutual Fund Supplemental/ Pre-sale 70 $          76 $          88 $          86 $          95 $          83 $          3% 85 $
Contest/ Specials/ Other Communications 38 $          49 $          73 $          59 $          67 $          59 $          9% 55 $
Total Event-Driven Fee Revenues 158 $        186 $        241 $        237 $        216 $        292 $        13% 175 $
Growth 18% 30% -2% -9% 35%
Recurring Distribution Revenues 487 $        552 $        579 $        566 $        556 $        554 $        3% ~$540
Growth 13% 5% -2% -2% 0%
ED Distribution Revenues 162 $        178 $        242 $        242 $        201 $        227 $        7% ~$160
Growth 10% 36% 0% -17% 13%
Total Distribution Revenues 649 $        730 $        821 $        808 $        757 $        781 $        4% ~$700
Growth 12% 12% -2% -6% 3%

Historical Free Cash Flow Non-GAAP to GAAP Reconciliation
Reconciliation of Non-GAAP to GAAP Measures
Free Cash Flow (Non-GAAP)
($ in millions)
(Unaudited)
FY07 FY08 FY09 FY10
Actual Actual Actual Actual Low High
Net cash flow provided by continuing operating activities (GAAP) 306 308 277 378
(b)
196 244
Capital expenditures & Intangibles (38) (46) (30) (53) (65) (55)
Free cash flow (Non-GAAP) 268 $             262 $             247 $             325 $             131 $             189 $
(a) Includes IBM/ITO data center investment
(b) Adjusted for certain non-recurring  items in the amount of approximately $18M due to loss on disposal of discontinued operations
FY11 Range
(a)

Reconciliation of Non-GAAP to GAAP Measures
(a) Guidance does not take into consideration the effect of any future acquisitions beyond the Matrix acquisition which closed in January 2011, additional debt and/or share repurchases in excess of the repurchases needed to achieve our 128 million weighted-average outstanding shares guidance.
(a) FY10 Full Year Diluted EPS Before 1-Times (Non-GAAP) excludes the release of a valuation allowance on a deferred tax asset relating to tax loss carryforwards of approximately $8M (gain reflected in Income Taxes). $0.06 impact to EPS.
Free Cash Flow Reconciliation
Six Months Ended
FY11 Range (a)
($ in millions)
December 2010
Low High
Net earnings from continuing operations (GAAP) 24 $                      166 $               179 $
Depreciation and amortization (includes other LT assets) 32                         65                     75
Stock-based compensation expense 15                         30                     30
Other (1)                          (5)                      5
Subtotal 70                         256                  289
Working capital changes (33)                        (30)                   (25)
Long-term assets and liabilities changes (10)                        (30)                   (20)
Net cash flow (used in) provided by continuing operating activities 27                         196                  244
Cash Flows From Investing Activities
IBM / ITO data center investment   -   (20)                   (15)
Capital expenditures and purchases of intangibles (16)                        (45)                   (40)
Free cash flow (Non-GAAP) 11 $                      131 $               189 $
EBIT Reconciliation FY10 FY11 Range (a)
($ in millions) Actual Low High
EBIT (Non-GAAP)* $352 $274 $293
Margin % 15.9% 12.7% 13.4%
Interest & Other ($10) ($10) ($10)
Total EBT (GAAP) $342 $264 $283
Margin % 15.5% 12.2% 12.9%
EPS Reconciliation Low High
Diluted EPS from continuing operations (GAAP) $1.62 $1.30 $1.40
One-time recognition of a deferred tax asset ($0.06) - -
Diluted EPS before One-Times (Non-GAAP)
$1.56 $1.30 $1.40
*   Includes impact of FX Transaction Activity
(a)

Broadridge ICS Key Statistics
$ in millions
RC= Recurring
ED= Event-Driven
Fee Revenues
(1) FY08 FY09 FY10 Type
Proxy
Equities
(2)
259.8 $      272.5 $     276.5 $      RC
Stock Record Position Growth 2% -2% -1%
Pieces 297.8 288.0 293.2
Mutual Funds 92.1 $        55.0 $       149.7 $      ED
Pieces 176.6 73.5 204.2
Contests/Specials 19.7 $        26.9 $       20.6 $        ED
Pieces 21.2 30.8 26.0
Total Proxy 371.6 $      354.4 $     446.8 $
Total Pieces 495.6 392.3 523.4
Notice and Access Opt-in % 28% 50% 54%
Suppression % 49% 50% 52%
Interims
Mutual Funds 73.9 $        78.1 $       88.8 $        RC
Position Growth 9%
3% 6%
Pieces 401.1 440.5 476.0
Mutual Funds
(Supplemental Prospectuses) & Other
48.9 $        58.0 $       47.8 $        ED
Pieces
301.3 349.6 266.2
Total  Interims 122.8 $      136.1 $     136.6 $
Total Pieces 702.4 790.1 742.2
Transaction
Transaction Reporting 124.6 $      132.0 $     142.8 $      RC
Reporting
Fulfillment
Post-Sale Fulfillment 70.4 $        72.9 $       74.0 $        RC
Pre-Sale Fulfillment 37.5 $        36.6 $       35.5 $        ED
Total Fulfillment 107.9 $      109.5 $     109.5 $
Other
Other - Recurring 0.6 $         0.9 $         12.1 $        RC
Communications
Other - Event-Driven
(2), (3)
39.9 $        41.3 $       41.2 $        ED
Total Other 40.5 $        42.2 $       53.3 $
Total Fee Revenues 767.4 $      774.2 $     889.0 $
Total Distribution Revenues 807.8 $      756.8 $     780.6 $
Total Revenues as reported - GAAP 1,575.2 $   1,531.0 $   1,669.6 $   FY11
Total RC Fees 529.3 $      556.4 $     594.2 $
~$700
Total ED Fees 238.1 $      217.8 $     294.8 $      $175
Ranges
Low High
Sales 1% 1% 3% 2% 2%
Losses -1% 0% -1% 0% 0%
Key
Net New Business 0% 1% 2% 2% 2%
Revenue
Internal growth 3% 0% 0% 0% 0%
Drivers
Event-Driven 0% -1% 5% -7% -7%
Acquisitions 0% 0% 1% 4% 4%
Distribution -1% -3% 1% -5% -5%
TOTAL 2% -3% 9% -6% -6%
(1) As of 4Q09, these items represent fee revenues only and exclude distribution revenues which are set out separately.  The historical numbers have been adjusted to exclude distribution revenues.
(2) For comparability purposes, Other Proxy related fee revenue has been reclassified from Other Event-Driven to Annual Equity Proxy (FY08: $3.8M, FY09: $4.1M & FY10: $4.5M).
(3) Other includes 12.6M pieces for FY08, 14.4M pieces for FY09 and 10.5M pieces for FY10 primarily related to corporate actions.
(Annual/Semi-Annual Reports/Annual Prospectuses)

Broadridge SPS Key Statistics
$ in millions
RC= Recurring
ED= Event-Driven
FY08
(3)
FY09 FY10 Type
Equity
Transaction-Based Equity Trades 259.8 $    258.5 $    237.8 $    RC
Internal Trade Growth 12% 6% -2%
Trade Volume (Average Trades per Day in '000)
(1) (2)
1,559 1,602 1,542
Non-Transaction Other Equity Services 178.9 $    193.6 $    195.4 $    RC
Total Equity 438.7 $    452.1 $    433.3 $
Fixed Income
Transaction-Based Fixed Income Trades 51.0 $      52.3 $      49.9 $      RC
Internal Trade Growth 19% 11% -6%
Trade Volume (Average Trades per Day in '000)
(2)
237 287 283
Non-Transaction Other Fixed Income Services 24.6 $      29.4 $      27.7 $      RC
Total Fixed Income 75.6 $      81.7 $      77.5 $
Outsourcing
Outsourcing 19.2 $      25.1 $      25.0 $
# of Clients 5 6
9
Total Net Revenue as reported - GAAP 533.5 $    558.9 $    535.9 $    FY11 Ranges
Low High
Sales 4% 6% 5% 3% 4%
Losses -8% -4% -4% -3% -3%
Key
Net New Business -4% 2% 2% 0% 1%
Revenue
Transaction & Non-transaction 8% 5% -2% 2% 3%
Drivers
Concessions -3% -3% -4% -2% -2%
Internal growth 5% 2% -6% 0% 1%
Acquisitions 0% 1% 0% 10% 10%
TOTAL 1% 5% -4% 10% 12%
(1) Equity Trade volume adjusted to exclude trades processed under fixed priced contracts.
Management believes excluding this trade volume presents a stronger correlation between trade volume and Equity Trade revenue.
(2) Prior Year's trade volume re-stated for comparability.
(3) FY 2009 trade volumes re-stated for step-pricing clients; FY 2008 has not been re-stated.

Broadridge ICS Definitions
  Refers to the proxy services we provide in connection with annual stockholder meetings for publicly traded corporate issuers.  Annual meetings of public companies include shares held in "street name" (meaning that they are held of record by brokers or banks, which in turn hold the shares on behalf of their clients, the ultimate beneficial owners) and shares held in "registered name" (shares registered directly in the names of their owners).

Refers to the proxy services we provide for funds, classes or trusts of an investment company.  Open-ended mutual funds are not required to have annual meetings.  As a result, mutual fund proxy services provided to open-ended mutual funds are driven by a "triggering event."  These triggering events can be a change in directors, fee structures, investment restrictions, or mergers of funds.

    Refers to the proxy services we provide when a separate agenda is put forth by one or more stockholders that is in opposition to the proposals presented by management of the company which is separately distributed and tabulated from the company’s proxy materials.
   Refers to the proxy services we provide in connection with stockholder meetings held outside of the normal annual meeting cycle and are primarily driven by special events (e.g., mergers and acquisitions in which the company being acquired is a public company and needs to solicit the approval of its stockholders).

they are required by regulation to distribute periodically to their investors.  These reports contain pertinent information such as holdings, fund performance, and other required disclosure.

provided in an annual mutual fund prospectus (e.g., change in portfolio managers, closing funds or class of shares to investors, or restating or clarifying items in the original prospectus).  The events could occur at any time throughout the year.
                Refers to communications provided by corporate issuers and investment companies to investors including newsletters, notices, tax information, marketing materials and other information not required to be distributed by regulation.
                            Refers primarily to the printing and distribution of account statements, trade confirmations and tax reporting documents to account holders, including electronic delivery and archival services.
                          Refers primarily to the distribution of prospectuses, offering documents, and required regulatory disclosure information to investors in connection with purchases of securities.

Refers to the distribution of marketing literature, welcome kits, enrollment kits, and investor information to prospective investors, existing stockholders and other targeted recipients on behalf of broker-dealers, mutual fund companies and 401(k) administrators.

Refers to the services we provide in connection with the distribution of communications material not included in the above definitions such as non-
objecting beneficial owner (NOBO) lists, and corporate actions such as mergers, acquisitions, and tender offer transactions.
Proxy
Interims
Transaction Reporting
Fulfillment
Other Communications
Equities -
Mutual Funds -
Contests -
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) – Refers to the services we provide investment companies in connection with information
Mutual Funds (Supplemental Prospectuses) – Refers primarily to information required to be provided by mutual funds to supplement information previously
Other –
Transaction Reporting –
Post-Sale Fulfillment –
Pre-Sale Fulfillment –
Other –
Specials -